FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS

NOTE 4. FAIR VALUE MEASUREMENTS

The following table presents the carrying amounts and estimated fair values of our Company’s financial instruments at December 31, 2020 and 2021.

(in US$ thousands)	2020		2021
	Carrying amount	Fair value	Carrying amount	Fair value
Financial assets
Cash and cash equivalents	$45,702	$45,702	$41,455	$41,455
Accounts receivable	275	275	265	265
Restricted cash	300	300	306	306
Refundable deposits	208	208	211	211
Marketable securities - noncurrent	10,000	10,000	10,322	10,322
Financial liabilities
Accounts payable	70	70	118	118
Accrued expenses	1,516	1,516	1,435	1,435
Lease liabilities - current and noncurrent	98	98	1,987	1,987

The carrying amounts shown in the table are included in the consolidated balance sheets under the indicated captions.

The fair values of the financial instruments shown in the above table as of December 31, 2020 and 2021 represent the amounts that would be received to sell those assets or that would be paid to transfer those liabilities in an arm’s length transaction between market participants at that date. Those fair value measurements maximize the use of observable inputs. In situations where there is little market activity for the asset or liability at the measurement date, the fair value measurement reflects our Company’s own judgments about the assumptions that market participants would use in pricing the asset or liability. Those judgments are developed by us based on the best information available in the circumstances, including expected cash flows and appropriately risk-adjusted discount rates, available observable and unobservable inputs.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

•

Cash and cash equivalents, accounts receivable, restricted cash, accounts payable, accrued expenses: The carrying amounts, at face value or cost plus accrued interest, approximate fair value because of the short maturity of these instruments.

•	Refundable deposits: Measurement of refundable deposits with no fixed maturities is based on carrying amounts.
•	Marketable securities – noncurrent: Valuation techniques are applied for measurement of marketable securities.
•	Lease liabilities: Measured at discounted amounts of lease payments.

Assets and Liabilities that are Measured at Fair Value on a Recurring Basis

Our Company has segregated all financial assets and liabilities that are measured at fair value on a recurring basis (at least annually) into the most appropriate level within the fair value hierarchy based on the inputs used to determine the fair value at the measurement date in the table below.

Assets and liabilities measured at fair value on a recurring basis are summarized as below:

(in US$ thousands)	Fair Value Measurement Using
	Level 1	Level 2	Level 3	At December 31, 2021
Assets
Restricted cash - time deposits	$—	$306	$—	$306
Marketable securities - noncurrent	—	—	10,322	10,322
	$—	$306	$10,322	$10,628

(in US$ thousands)	Fair Value Measurement Using
	Level 1	Level 2	Level 3	At December 31, 2020
Assets
Cash equivalents - time deposits	$—	$6	$—	$6
Restricted cash - time deposits	—	300	—	300
Marketable securities - noncurrent	—	—	10,000	10,000
	$—	$306	$10,000	$10,306

Our Company’s accounting policy is to recognize transfers between levels of the fair value hierarchy on the date of the event or change in circumstances that caused the transfer. There were no transfers into or out of Level 3 for the years ended December 31, 2020 and 2021.

Level 2 measurements:

Cash equivalents – time deposits and restricted cash – time deposits are interest-earning deposits in banks, and the cash flows are estimated based on the terms of the contracts and discounted using the market interest rates applicable to the maturity of the contracts, which are adjusted to reflect credit risks on counterparties. As the inputs into the valuation techniques are readily observable, these deposits are classified in Level 2 of the fair value hierarchy.

Level 3 measurements:

We did not hold assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during 2019. For assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during 2020 and 2021, a reconciliation of the beginning and ending balances are presented as follows:

(in US$ thousands)	Marketable Securities - Debt Securities	Marketable Securities - Debt and Equity Securities
	2020	2021
Balance at beginning of year	$—	$10,000
Purchase	10,000	2,190
Disposal	—	(2,033)
Total gains or (losses) (realized/unrealized)
included in earnings	—	—
included in other comprehensive income - unrealized gain (loss) on security	(351)	(124)
included in other comprehensive income - foreign currency items	351	289
Balance at end of year	$10,000	$10,322
The amount of total gains or (losses) for the period included in earnings attributable to the change in unrealized gains or losses relating to assets still held at the reporting date.	$—	$—

The significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy, together with a quantitative sensitivity analysis as of December 31, 2020 and 2021 are shown below:

Marketable securities-Level 3 financial assets

Calculation Date	Valuation Technique	Significant Unobservable Inputs	Rate for debt investment	Rate for equity investment	Sensitivity of the Input to Fair Value
December 31, 2021	The backsolve method to estimate the enterprise value, and then the option pricing method to allocate equity value among various classes of stakeholders.	Discount for lack of marketability (“DLOM”)	From 9. 0% to 18. 0% for different scenarios	From 11.0% to 18.0% for different scenarios	1% increase or decrease in DLOM would result in a variation in the debt investment’s fair value by approximately $93 thousand and in the equity investment’s fair value by approximately $26 thousand.
		Volatility	36.0%	36.0%

1% increase or decrease in volatility would result in a variation in the debt investment’s fair value by approximately $9 thousand and in the equity investment’s fair value by approximately $13 thousand.

December 31, 2020	The backsolve method to estimate the enterprise value, and then the option pricing method to allocate equity value among various classes of stakeholders	Discount for lack of marketability (“DLOM”)	From 13.50% to 26.00% for different scenarios	-	1% increase or decrease in DLOM would result in a variation in the debt investment’s fair value by approximately $120 thousand.
		Volatility	41.0%	-	1% increase or decrease in volatility would result in a variation in the debt investment’s fair value by less than $30 thousand.

When estimating the value of the early stage enterprise, the backsolve method was used for inferring the enterprise value implied by a recent financing transaction involves selecting the future outcomes available to the enterprise and then calibrating the future exit values, the probabilities for each scenario and the discount rates for the various equity securities framework and making assumptions for the expected time to liquidity, volatility and risk-free rate and then solving for the value of equity. Market and the issuer’s company operating conditions are then considered between the initial transaction date and subsequent measurement dates.

Assets and Liabilities that are Measured at Fair Value on a Nonrecurring Basis

Assets and liabilities measured at fair value on a nonrecurring basis include measuring impairment when required for long-lived assets. For GigaMedia, long-lived assets measured at fair value on a nonrecurring basis include property, plant, and equipment, intangible assets, operating lease ROU assets, and prepaid licensing and royalty fees.

No assets and liabilities measured at fair value on a nonrecurring basis were determined to be impaired as of December 31, 2020 and 2021.